UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 26, 2015
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of principal executive offices, including	(zip code)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 26, 2015, First Interstate BancSystem, Inc. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Absarokee Bancorporation, Inc. (“Absarokee”), parent company of United Bank headquartered in Absarokee, Montana. With total assets of $74 million, Absarokee currently operates four United Bank branches located in the Montana communities of Absarokee, Columbus and Laurel. The Registrant expects to merge United Bank with its existing bank subsidiary, First Interstate Bank, upon closing of the transaction. This acquisition, the Registrant's second in-market acquisition in the previous 12 months, will provide a complementary market adjacent to the Registrant's existing market areas.

Pursuant to the Merger Agreement, the Registrant will pay cash consideration of approximately $7.2 million, subject to certain financial performance and other adjustments, the amount of which will be determined prior to the closing date of the transaction. The transaction is currently expected to close during third quarter 2015. The boards of Absarokee and the Registrant have each unanimously approved the Merger Agreement. Consummation of the transaction is subject to regulatory approval, Absarokee shareholder approval and other customary closing conditions.

A copy of the joint press release issued by the Registrant and Absarokee on March 26, 2015 announcing the execution of the Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about the Registrant's or the combined company's plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving the Registrant and Absarokee, including future financial and operating results, the Registrant's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Registrant and Absarokee operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and United Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.
These factors are not necessarily all of the factors that could cause Registrant's or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm the Registrant’s or the combined company’s results.
All forward-looking statements attributable to Registrant or the combined company or persons acting on the Registrant’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Registrant does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Registrant updates one or more forward-looking statements, no inference should be drawn that the Registrant will make additional updates with respect to those or other forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit 99.1 – Press Release dated March 26, 2015 announcing the merger agreement.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2015

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer